                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      October 22, 2002
                                                      ----------------

                             Teton Petroleum Company
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             (Exact name of registrant as specified in its charter)

   Delaware                      000-31170                    1482290
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(State or other             (Commission File No.)          (IRS Employer
 jurisdiction of                                         Identification No.)
 incorporation)

   P.O. Box 774327, Steamboat Springs, CO                       80477
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code        (970) 870-1417
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          (Former name or former address, if changed since last report)

ITEM 8 - CHANGE IN FISCAL YEAR

The Board of Directors,  after considering the difficulties of consolidating and reporting results with a foreign  subsidiary with a legally mandated December 31 fiscal year,  has decided to change Teton  Petroleum's  fiscal  year-end back to
December 31 for consistency and in the interests of best reporting practices.

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    TETON PETROLEUM COMPANY

Date: October 22, 2002              By:   /s/ H. Howard Cooper
                                       -----------------------------------------
                                          H. Howard Cooper
                                          Chief Executive Officer

Date: October 22, 2002              By:   /s/ Thomas F. Conroy
                                       -----------------------------------------
                                          Thomas F. Conroy
                                          Chief Financial Officer
                                          (principal financial officer)